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                                                                  Exhibit 10.13


                                  REFERRAL PROGRAM

                                      BETWEEN

                              Y2K PLUS INC. (Y2K PLUS)

                                        AND

                        TRANSFORMATION PROCESSING INC. (TPI)


I. INTRODUCTION
---------------


A. REFERRAL PROGRAM

This Referral Program (the "Program") has been designed to provide Y2K PLUS management and sales personnel with monetary rewards for their efforts for selling or referring customers to TPI (the "Referral Fee"). The plan is designed to achieve the following objectives:

1.   Leverage the strategic relationship between TPI and Y2K PLUS.
2. To compensate Y2K PLUS, and its Account Managers, Sales Managers and Branch Managers for performing sales functions that result in the successful delivery of services to Y2K PLUS customers by TPI.
3.   To reward lead referrals from Y2K PLUS employees to TPI.
4. To compensate TPI employees for handling the sales and coordination details of these referrals.

B. EFFECTIVE DATE

The Program is effective as of January 9, 1998.


II. REFERRAL FEE
----------------

The Referral Fee will be paid to Y2K PLUS by TPI for referrals or sales that result in the delivery of profitable services to NEW customers. The Referral Fee will be distributed to Y2K PLUS. Y2K PLUS will then reward Account Managers, Sales Managers and Branch Managers as a percentage of the Referral Fee as it sees fit.

A. REFERRAL FEE

The amount of Referral Fee paid to Y2K PLUS will depend on the pricing structure required to win the business. TPI will provide list pricing to Y2K PLUS employees prior to the close of the sale. The Referral Fee will be paid to Y2K PLUS according to the following schedule:


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               --------------------------------------------------
               Type of Lead             Referral Fee Paid to Y2K
                                        PLUS as a Percentage of
                                        the Total Sales Price
               --------------------------------------------------
               Products                 18 %
               --------------------------------------------------
               Services                 18 %
               --------------------------------------------------
               Joint Ventures           Negotiable
               --------------------------------------------------

B.  TERMS

The Referral Fee will be paid to Y2K PLUS on the 31st of the following month after the service has been delivered to the Y2K PLUS account. TPI will continue to pay the Referral Fee on subsequent TPI related sales to the Y2K PLUS account for a period of two years from the date of first order.


III. PROGRAM DEFINITIONS
------------------------

A. REFERRALS


To qualify for the Referral Fee the following criteria must be met:

1. It is a new opportunity that is currently not being worked by a TPI employee.
2.   The Y2K PLUS employee notifies TPI of the scope of work and key contact.
3. All needs assessment, proposal generation, sales registration and coordination functions are performed by a TPI employee.
4.   TPI delivers the service.
5.   TPI bills the customer.

TPI is responsible for managing the project requirements of the customer. TPI will regularly notify the Y2K PLUS Account Executive of progress with the account, customer satisfaction and Referral Fee.


IV. POLICIES AND PRACTICES
--------------------------

A. APPLICABILITY

1. The Program applies to all products and services referred to or sold after November 14, 1997, by Y2K PLUS which are performed by TPI.


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B. PROGRAM EXCEPTIONS

All exceptions, adjustments, additions or modifications to the Program require the prior approval of Y2K PLUS and TPI in writing. Either party reserves the right to cancel the program at any time.


C. PROCEDURES

TPI will provide Y2K PLUS with a list of current services and pricing.

TPI will:

1.   Confirm client is new to TPI
2.   Confirm dates available for the services with the client
3.   Confirm order with Y2K PLUS sales personnel
4.   Log the date of the initial Referral


On receipt of confirmation, Y2K PLUS personnel will forward the Purchase Order to Y2K PLUS head office for processing.


D. PAYMENT

TPI will generate monthly payment reports indicating the Client, services and Referral Fee paid/payable.


E. CONFIDENTIALITY

Details of the Program and Referral Fee are to be held as confidential information by Y2K PLUS and TPI.



Y2K PLUS INC.                                TRANSFORMATION PROCESSING INC.


/s/ Dave Ehlke                               /s/ Douglas Woolridge
-----------------------------------          -----------------------------------
Dave Ehlke                                   Douglas Woolridge
President                                    President & COO



November 18, 1997                            November 18, 1997
-----------------------------------          -----------------------------------
Date                                         Date


Confidential Information                                                  Page 3